EXHIBIT 10.5


                    FOURTH MODIFICATION OF FIRST AMENDED AND
                    RESTATED MORTGAGE AND SECURITY AGREEMENT
            (And Financing Statement, Fixture Filing, and Assignment
                                  of Accounts)*

  THIS FOURTH MODIFICATION OF FIRST AMENDED AND RESTATED MORTGAGE AND SECURITY AGREEMENT (and Financing Statement, Fixture Filing, and Assignment of Accounts) is entered into as of February 1, 1999, by:

o KANEB PIPE LINE OPERATING PARTNERSHIP, L.P., a Delaware limited partnership ("KPOP," as that term is further defined below), whose mailing address is 2435 North Central Expressway, Suite 700, Richardson, Texas 75080, and whose Federal Tax Identification Number is 75-2287683;

o KANEB PIPE LINE COMPANY, a Delaware corporation that is the sole General Partner of KPOP ("General Partner," as that term is further defined below), whose mailing address is 2435 North Central Expressway, Suite 700, Richardson, Texas 75080, and whose Federal Tax Identification Number is 74-1191271; and

o CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, formerly known as Texas Commerce Bank National Association, as Collateral Trustee pursuant to the Intercreditor Agreement, as defined below, for the Original Banks, the Purchasers described below, the 1996 Noteholders described below, SunTrust, and such other creditors as may hereafter become parties to the Intercreditor Agreement (in that capacity, "Mortgagee," as that term is further defined below), whose mailing address is 2200 Ross Avenue, 5th Floor, Dallas, Texas 75201, and whose Federal Tax Identification Number is 74-0800980.

                                    RECITALS

         1. KPOP and General Partner executed that certain Mortgage and Security Agreement dated as of March 1, 1993, recorded as set forth in the attached
Schedule 1 (the "Prior Mortgage") covering the property legally described in Exhibits A, B, and C of the Mortgage (as defined below) in favor of Texas Commerce Bank National Association (the successor by merger with Texas Commerce Bank, National Association), as the agent lender for the lenders under that certain Credit Agreement dated as of March 1, 1993 (as amended, the "1993 Credit Agreement") between KPOP, that agent, and those lenders.

         2. KPOP, StanTrans, Inc. ("STI"), Kaneb Pipe Line Partners, L.P. ("KPP"), Support Terminal Services, Inc. ("STS"), and Support Terminals Operating Partnership, L.P. ("STOP") have entered into Note Purchase Agreements each dated as of December 22, 1994 (as from time to time amended, restated, renewed, or extended, or otherwise modified, and all other agreements given in substitution, the "Note Agreements") with each of the Purchasers (as defined in the Mortgage), pursuant to which (a) KPOP issued and sold to the Purchasers First Mortgage Notes, Series A, due seven years after issuance, in an aggregate principal amount of $27,000,000 and (b) STI issued and sold to Purchasers 8.05% First Mortgage Notes, Series B, due December 22, 2001, in an aggregate principal amount of $33,000,000.

         3. KPOP, certain lenders (the "Original Banks"), and Chase Bank of Texas, National Association (formerly Texas Commerce Bank National Association and acting as agent lender for the Original Banks) are party to the Restated Credit Agreement (as from time to time amended, restated, renewed, or extended, the "1994 Credit Agreement") dated as of December 22, 1994, which entirely amended, restated, and replaced the 1993 Credit Agreement.

         4. KPOP, KPP, STS, STI, STOP, StanTrans Holdings, Inc., StanTrans Partners, L.P. and each of Metropolitan Life Insurance Company, Provident Life and Accident Insurance Company, Pacific Mutual Life Insurance Company, AID Association for Lutherans, and American General Life and Accident Insurance Company (collectively, the "1996 Noteholders") have entered into Note Purchase Agreements (as renewed, extended, amended, or restated, the "1996 Note Agreements") dated as of June 27, 1996, pursuant to which KPOP has issued the 1996 Notes (as defined in the Mortgage).

         5. Purchasers, 1996 Noteholders, the Original Banks, and Mortgagee have entered into, and KPOP, STI, Kaneb Pipe Line Partners, L.P., Support Terminal Services, Inc. and Support Terminals Operating Partnership, L.P. have consented to, the Collateral Trust and Intercreditor Agreement dated as of December 22, 1994 (as amended by the Intercreditor Amendment defined below and as further amended, restated, renewed, or extended from time to time, the "Intercreditor Agreement").

         6. KPOP and General Partner have executed and delivered a First Amended and Restated Mortgage and Security Agreement (and Financing Statement, Fixture Filing and Assignment of Accounts) dated as of December 22, 1994, recorded as set forth in the attached Schedule 2 (as amended, restated, extended or modified from time to time, the "Mortgage"), granting to the Mortgagee a lien and security interest, for the benefit of the Purchasers, the 1996 Noteholders, and the Original Banks, in the property as described in Exhibits A, B, and C of the Mortgage, which entirely amended and restated the Prior Mortgage.

         7. The Mortgage has been modified by the (a) Modification of First Amended and Restated Mortgage and Security Agreement dated as of December 18, 1995, recorded as set forth on the attached Schedule 3, (b) Second Modification of First Amended and Restated Mortgage and Security Agreement dated as of June 27, 1996, recorded as set forth on the attached Schedule 4, and (c) Third Modification of First Amended and Restated Mortgage and Security Agreement dated as of January 30, 1998, recorded as set forth on the attached Schedule 5.

         8. KPOP and Chase Bank of Texas, National Association (in its individual capacity, "Chase Bank"), have entered into the Revolving Promissory Note With Agreement (as renewed, extended, amended, or restated, the "Chase Revolving Note") dated as of February 1, 1999, providing for a revolving line of credit to KPOP of up to $15,000,000.

         9. KPOP, ST Services, Ltd. ("ST"), and SunTrust Bank, Atlanta, a Georgia banking corporation, as Lender ("SunTrust") have agreed to enter into the Credit Agreement (as from time to time amended, restated, renewed, or extended, the "SunTrust Credit Agreement") dated as of January 27, 1999.

         10. KPOP, General Partner, and Mortgagee, are entering into this document in order for the indebtedness under the Chase Revolving Note and the SunTrust Credit Agreement to be fully secured by -- and for Chase Bank or SunTrust to be entitled to the benefits of -- the security interests, pledges, and other rights, benefits, and privileges of the Mortgage on a pari passu basis with the other indebtedness secured by the Mortgage and with Original Banks, Purchasers, and 1996 Noteholders.

         11. KPOP and General Partner are collectively referred to in this document as "Grantors".

         ACCORDINGLY, for adequate and sufficient consideration, Grantors and Mortgagee agree as follows:

1. TERMS AND REFERENCES. Unless otherwise stated in this document (A) terms defined in the Mortgage have the same meanings when used in this document and
(B) references to "Sections" are to the Mortgage's sections.

2.       AMENDMENTS.  The Mortgage is amended as follows:

         (A) Section 1.1 is entirely amended as follows:

                  1.1 This Mortgage and all Rights, titles, interests, and Liens created by or arising under it are given to secure payment and performance of the indebtedness, liabilities, and obligations (the "Obligation") described below. Certain clauses below are included for greater certainty and not in limitation of any other such clauses.

                           (a) All  indebtedness  and other  obligations  now or
                  hereafter incurred or arising evidenced by the Purchased Notes (each of the Purchased Notes bearing interest and an "Applicable Premium Amount" as therein provided and containing a provision for the payment of additional amounts as attorneys' fees), all indebtedness and other obligations now or hereafter incurred or arising pursuant to the provisions of the Note Purchase Agreements, this Mortgage, or any other Note Purchase Document now or hereafter evidencing, governing, guaranteeing, or securing the Obligation owing to the Purchasers;

                           (b) All  indebtedness  and other  obligations  now or
                  hereafter  incurred  or  arising  evidenced  by the 1996 Notes
                  (each of the 1996 Notes bearing interest and an "Applicable Premium Amount" as therein provided and containing a provision for the payment of additional amounts as attorneys' fees), all indebtedness and other obligations now or hereafter incurred or arising pursuant to the provisions of the 1996 Note Agreements, this Mortgage, or any other 1996 Note Document now or hereafter evidencing, governing, guaranteeing or securing the Obligation owing to the 1996 Noteholders;

                           (c) All indebtedness and other obligations of Grantors now or hereafter incurred or arising pursuant to the provisions of the Credit Agreement or any Promissory Note executed and delivered pursuant to the Credit Agreement, such Promissory Notes bearing interest as therein provided and containing a provision for the payment of additional amounts as attorneys' fees, this Mortgage, or any other Loan Paper now or hereafter evidencing, governing, guaranteeing, or securing the Obligation owing to the Banks;

                           (d) All indebtedness and other obligations of Grantors now or hereafter incurred or arising pursuant to the provisions of the Chase Revolving Note as therein provided and containing a provision for the payment of additional amounts as attorneys' fees, this Mortgage, or any other Loan Paper now or hereafter evidencing, governing, guaranteeing, or securing the Obligation owing to Chase;

                           (e) All indebtedness and other obligations of Grantors now or hereafter incurred or arising pursuant to the provisions of the SunTrust Credit Agreement or the SunTrust
                  Promissory Notes executed and delivered pursuant to the SunTrust Credit Agreement as therein provided and containing a provision for the payment of additional amounts as attorneys' fees, this Mortgage, or any other Loan Paper now or hereafter evidencing, governing, guaranteeing, or securing the Obligation owing to SunTrust;

                           (f) All  obligations,  indebtedness or liabilities of
                  KPOP under the terms of that certain Guaranty dated as of December 22, 1994, executed by KPOP in favor of Purchasers;

                           (g) All sums owing to Mortgagee under this Mortgage; and

                           (h) Without limiting the generality of the foregoing,
                  all post-petition interest, expenses, and other duties and liabilities with respect to indebtedness or other obligations described above in this Section 1 which would be owed but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization, or similar proceeding.

         NOTICE: This Mortgage secures credit in an amount not to exceed the sum of $186,300,000 denominated in United States Dollars and (pound)16,000,000 denominated United Kingdom Pound Sterling. Loans and advances up to such total amount, together with interest, are senior to indebtedness to other creditors under subsequently recorded or filed mortgages and liens.

         NOTICE: NOTWITHSTANDING THE ABOVE--SOLELY IN RESPECT OF MORTGAGED PROPERTY IN KANSAS--THIS INSTRUMENT ONLY SECURES UP TO $15,000,000 OF THE OBLIGATION DESCRIBED IN SECTION 1.1(c) ABOVE, AND NONE OF THE OBLIGATION DESCRIBED IN SECTIONS 1.1(d) AND (e) ABOVE AND THEREFORE, DOES NOT SECURE PRINCIPAL DEBT IN EXCESS OF $143,000,000.

         (B) A new Section 2.5 is added to the Mortgage as follows:

                  2.5 KPOP, General Partner, and Mortgagee covenant and agree with each other and for the benefit of all of the beneficiaries of this Mortgage that promptly upon the request of Chase, SunTrust, or any Required Holders under the Intercreditor Agreement, they shall execute, deliver, acknowledge, and effect the proper recordation of an appropriate modification of this Mortgage in order to increase, by any amount up to the full amounts secured by this Mortgage, the amount of indebtedness secured by this Mortgage on properties in the State of Kansas, notwithstanding the Notices at the end of Section 1.1 of this Mortgage.

      (C) Section 4.18 is amended to add or entirely amend the following definitions in alphabetical order with the other definitions in that section:

                  "Bank" means the Original Banks, Chase, and SunTrust.

                  "Chase" means Chase Bank of Texas, National Association, in its individual banking capacity.

                  "Chase Revolving Note" means -- effective as of the date that the 30-day notice period under Section 6.02(b)(vi) of the Intercreditor Agreement has lapsed (or on February 13, 1999) -- the Revolving Promissory Note With Agreement dated as of February 1, 1999, between KPOP and Chase, in the stated principal amount of up to $15,000,000, as from time to time amended, restated, renewed, or extended.

                  "Loan Paper" means, collectively, the 1994 Credit Agreement, the Promissory Notes, the Chase Revolving Note, the SunTrust Credit Agreement, the SunTrust Promissory Notes, the Security Documents, the Intercreditor Agreement, all other agreements, certificates, documents, instruments, and writings at any time delivered in connection herewith or therewith, and any refinancings which extend the maturity thereof, amendments, modifications, extensions, renewals, or restatements (exclusive of term sheets, commitment letters, correspondence, and similar documents used in the negotiation thereof, except to the extent the same contain information about the Grantors of their Affiliates, properties, business, or prospects).

                  "Security Documents" means this Mortgage, the Stock Pledge Agreement dated as of December 22, 1994 (as amended by the Amendment to Stock Pledge Agreement dated as of December 18, 1995, and the Second Amendment to Stock Pledge Agreement dated as of June 27, 1996) executed by KPOP in favor of Mortgagee, all other security agreements, deeds of trust, mortgages, chattel mortgages, pledges, guaranties, financing statements, continuation statements, extension agreements, other agreements or instruments and all refinancings to extend the maturities thereof, renewals, modifications, amendments, or restatements thereof, subject to the Intercreditor Agreement and that are now, heretofore, or hereafter delivered by any person to Mortgagee, any Purchaser, any 1996 Noteholder, or any Bank in connection with the Note Agreements, the 1996 Note Agreements, the Credit Agreement, the Chase Revolving Note, SunTrust Credit Agreement, or any transaction contemplated thereby to secure or guarantee the payment of any part of the Purchased Notes, the 1996 Notes, the Promissory Notes, the Chase Revolving Note, the
         SunTrust Promissory Notes, or the performance of any duties and obligations of KPOP or STI under the Note Purchase Documents, the 1996 Note Documents, or the Loan Papers.

                  "SunTrust" means SunTrust Bank, Atlanta, a Georgia banking corporation.

                  "SunTrust Credit Agreement" means the Credit Agreement dated as of January 27, 1999, between KPOP, ST Services, Ltd., and SunTrust, as from time to time amended, restated, renewed, or extended.

                  "SunTrust Promissory Notes" means -- as each of the same may from time to time be renewed, extended, amended, modified, restated, replaced, or substituted -- collectively (a) effective as of February 1, 1999,(i) the two different Term Loan A Notes dated February 1, 1999, made jointly by KPOP and ST Services, Ltd., to the order of SunTrust, in the single original principal amount of (pound)16,000,000, and (ii) Term Loan B Note dated February 1, 1999, made by KPOP to the order of SunTrust in the original principal amount of $13,300,000, and (b) effective as of the date that the 30-day notice period under Section 6.02(b)(vi) of the Intercreditor Agreement has lapsed (or on February 13, 1999), Term Loan C Note dated February 1, 1999, made by KPOP to the order of SunTrust in the original principal amount of $5,000,000.

3. RATIFICATIONS. Grantors (A) ratify and confirm all provisions of the Mortgage as amended by this document, (B) ratify and confirm that all security interests, pledges, and other rights, benefits, and privileges granted, conveyed, or assigned to Mortgagee under the Mortgage are not released, reduced, or otherwise adversely affected by this document and continue to secure full payment and performance of the present and future Obligation, as modified by this document, and (C) agree to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional documents, and certificates as Mortgagee may request in order to create, perfect, preserve, and protect those security interests, pledges, and other rights, benefits, and privileges.


4. LEGAL DESCRIPTION/MASTER AGREEMENT. The property covered by the Mortgage, as amended by this document, is legally described in the attached Exhibits A, B, and C. Executed original counterparts of this document to be filed for record in the records of the jurisdictions where the Mortgaged Property is situated may have annexed to them as Exhibits A, B, and C only the portions or divisions containing specific descriptions of the Mortgaged Property located in those jurisdictions. Whenever a recorded counterpart of this document contains specific descriptions which are less than all of the descriptions contained in any full counterparts on file with Mortgagee, the omitted descriptions are hereby included by reference in that recorded counterpart as if each recorded counterpart conformed to any full counterpart on file with Mortgagee. A counterpart of this document containing all specific descriptions of Mortgaged Property wherever located, shall be recorded with the Register of Deeds in Sedgwick County, Kansas.

5. REPRESENTATIONS. KPOP represents and warrants to Mortgagee that as of the date of this document all representations and warranties in the Mortgage applicable to KPOP or any of the Mortgaged Property are true and correct in all material respects.

6. MISCELLANEOUS. Unless stated otherwise (A) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (B) headings and captions may not be construed in interpreting provisions, (C) this document must be construed -- and its performance enforced -- as provided in Section 4.9 of the Mortgage, (D) if any part of this document is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable, and (E) this document may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.

7. ENTIRETIES. THE MORTGAGE AS MODIFIED BY THIS DOCUMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES ABOUT THE SUBJECT MATTER OF THE MORTGAGE AS MODIFIED BY THIS DOCUMENT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

8. PARTIES. This document binds and inures to Grantors, their respective successors and assigns, Mortgagee and its successors and assigns (on behalf of the Purchasers, 1996 Noteholders, Original Banks, SunTrust, and their respective successors and assigns).

9. ACKNOWLEDGMENT. Grantors acknowledge receipt of a copy of this document signed by Grantors and copies of all documents, instruments and agreements executed in connection with this document.

         IMPORTANT: READ BEFORE SIGNING. THE TERMS OF THIS DOCUMENT SHOULD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING ARE ENFORCEABLE IN RESPECT OF ANY MORTGAGED PROPERTY IN IOWA. NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED OR INCORPORATED BY REFERENCE IN THIS WRITTEN INSTRUMENT MAY BE LEGALLY ENFORCED WITH RESPECT OF ANY MORTGAGED PROPERTY IN IOWA. THE PARTIES MAY CHANGE THE TERMS OF THE MORTGAGE ONLY BY ANOTHER WRITTEN INSTRUMENT. THIS NOTIFICATION IS EFFECTIVE WITH RESPECT TO ALL OTHER CREDIT AGREEMENTS NOW IN EFFECT BETWEEN THE PARTIES.


                             Signature Page

EXECUTED as of the date first stated in this Fourth Modification of First Amended and Restated Mortgage and Security Agreement.


ATTEST:

Michael B. Glazer, Assistant Secretary

ATTEST:

Michael B. Glazer, Assistant Secretary

ATTEST:

Name:
Title:


KANEB PIPE LINE OPERATING PARTNERSHIP, L.P., as KPOP and as a Grantor

By       KANEB PIPE LINE COMPANY,  General Partner

         By Edward D. Doherty, Chairman

KANEB PIPE LINE COMPANY, as General Partner and as a Grantor

         By Edward D. Doherty, Chairman


CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, formerly known as Texas Commerce Bank National Association, as Mortgagee

         By
         Name:
         Title: